SUMMARY PROSPECTUS

Rainier Balanced Fund – RAIBX/RIMBX

Institutional Shares/Original Shares

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus, Statement of Additional Information and other information about the Fund online at http://www.rainierfunds.com/LiteratureAndForms/pages/LitandFormsInd.aspx. You may also obtain this information at no cost by calling 1-800-248-6314. The Fund’s Prospectus and Statement of Additional Information, both dated July 31, 2014, are incorporated by reference into this Summary Prospectus.

INVESTMENT OBJECTIVE

The Rainier Balanced Fund (the “Balanced Fund” or “Fund”) seeks to provide investors with a balance of long-term capital appreciation and current income.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

	Institutional	Original
Shareholder Fees	None	None
(fees paid directly from your investment)
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.70%	0.70%
Distribution and Service (12b-1) Fees	0.00%	0.25%
Other Expenses	0.29%	0.39%

Total Annual Fund Operating Expenses	0.99%	1.34%
Fee Waiver and/or Expense Reimbursement(1)	-0.05%	-0.15%

Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.94%	1.19%

(1)Rainier has contractually agreed to reduce its fees and/or pay Fund expenses in order to limit Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement for shares of the Fund to 0.94% and 1.19% of the Fund’s average net assets of the Institutional Shares and Original Shares, respectively (the “Expense Caps”). This obligation excludes acquired fund fees and expenses, loads, taxes, interest, brokerage commissions, expenses incurred in connection with any merger or reorganization or extraordinary expenses such as litigation, and other expenses not incurred in the ordinary course of the Fund’s business. The Expense Caps will remain in effect until at least July 31, 2015. The Expense Caps may not be changed by Rainier during the period without prior approval of the Board of Trustees. The obligation may be terminated at any time by the Board of Trustees upon written notice to Rainier and will terminate if the Management Agreement is terminated.

EXAMPLE

This example is intended to help you compare the cost of investing in shares of the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the contractual expense limitation). Although your actual cost may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional	$96	$310	$542	$1,208
Original	$121	$410	$720	$1,600

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s turnover rate was 88.71% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests primarily in a diversified portfolio of common stocks of companies traded in the U.S., investment-grade debt securities (including convertible bonds) and cash equivalent securities. Rainier seeks to provide long-term capital appreciation and income with less return variability and risk than that of the stock market.

The Fund’s assets will be allocated among equity, debt and short-term cash-equivalent securities. Equity securities will normally constitute from 40% to 70% of the Fund’s net assets. Debt securities will normally represent from 30% to 55% of the Fund’s net assets. Cash-equivalent securities will normally constitute from 0% to 35% of the Fund’s net assets. Rainier utilizes an approach of “strategic” long-term asset allocation, where the equity allocation remains between 45% and 65% unless extreme short-term market conditions indicate a more cautious or aggressive allocation. Aggressive market timing and shifts in allocation of over 5% are avoided.

The stock portion of the Fund invests primarily in the common stock of large-capitalization companies traded in the U.S. with the prospects of strong earnings growth and attractive overall business fundamentals, selling at attractive valuations. The stock portion of the Fund may also invest to a lesser extent in small- and mid-capitalization companies traded in the U.S. with these same prospects. Rainier refers to the equity selection philosophy as Growth at a Reasonable Price (“GARP”). Rainier considers the sale of a specific common stock when fundamentals deteriorate, when the stock reaches or surpasses its price target or when better opportunities are perceived in alternative stocks. The Fund may invest in initial public offerings (“IPOs”) and exchange-traded funds (“ETFs”).

The Fund may invest in bonds of any maturity but will on average have a dollar-weighted maturity between three and ten years.

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Investment-grade debt securities are generally considered to be those rated Baa3 or better by Moody’s Investor Services, Inc. (“Moody’s”), or BBB- or better by Standard & Poor’s Ratings Group (“S&P”) and Fitch Ratings (“Fitch”). A portion of the investment-grade debt securities may include mortgage-related securities (representing interests in pools of mortgage loans) and asset-backed securities (representing interests in other types of loans, such as those on motor vehicles or credit cards). Rainier may sell a debt security if the security has been downgraded or when it is swapped for a more attractive security.

Although the Fund does not expect to maintain significant positions in such securities on a normal basis, it may invest up to 25% of its assets in foreign securities. These include U.S. dollar denominated securities of foreign issuers and securities of foreign issuers that are listed and traded on a domestic national securities exchange. Currently, Rainier intends to invest only in U.S. dollar denominated securities of foreign issuers or American Depositary Receipts (“ADRs”).

PRINCIPAL INVESTMENT RISKS

Because the Fund invests in securities that normally experience daily price changes, there is the risk that an investor could lose money. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The following risks could affect the value of your investment:

•

Market Risk – The securities markets may decline or companies represented in the Fund may weaken or otherwise not meet market expectations. The securities markets may be subject to significant volatility which may increase the risks associated with an investment in the Fund.

•

Management Risk – Like all managed funds, there is a risk that Rainier’s strategy for managing the Fund may not achieve the desired results or may be less effective than other strategies in a particular market environment.

•	Equities Risk – Equity securities are susceptible to general stock market fluctuations and to volatile increases and decreases in value.

•

Growth Stock Risk – Growth stocks may fall out of favor with investors. Because growth stocks can have relatively high valuations, an investment in a growth stock can be more risky than an investment in a company with more modest growth expectations.

•

Bond Risk – The income on and value of your shares in the Fund may fluctuate along with interest rates. When interest rates rise, the market prices of the debt securities the Fund owns usually decline. Generally, the longer the Fund’s average portfolio maturity of its debt securities, the greater the potential price fluctuation. The price of any security owned by the Fund may also fall in response to events affecting the issuer of the security, such as events affecting its ability to continue to make principal and interest payments or maintain its credit rating. Bond risks also include liquidity risks, mortgage-related and other asset-backed securities risks and prepayment risks. Many experts believe that it is likely that there will be less governmental action in the near future to maintain low interest rates. The negative impact on fixed income securities from resulting rate increases for that and other reasons could be swift and significant.

•

Mortgage- and Asset-Backed Securities Risk – Mortgage- and asset-backed securities may have structures that make their reaction to interest rates and other factors difficult to predict, and may have very volatile prices.

•

Government Sponsored Entities Risk – Securities issued or guaranteed by government-sponsored entities may not be guaranteed or insured by the United States Government, and may only be supported by the credit of the issuing agency.

•

Market Capitalization Risk – Investments in securities of small- and mid-cap companies may involve greater risk of loss than investing in larger, more established companies. Small- and mid-cap companies may have limited product lines, markets or financial resources and less seasoned management teams and may trade less frequently and at a lower volume than more widely held securities. The prices of small- and mid-cap companies’ stocks tend to fluctuate in value more than other stocks. Large-cap stocks may have extended cycles where they perform worse than other segments of the stock market or the stock market in general.

•

Foreign Securities Risk – Foreign securities (including securities of issuers in emerging markets) involve additional risks, including political and economic instability, differences in financial reporting, accounting, auditing and legal standards, nationalization, expropriation or confiscatory taxation, less publicly available information, currency rate fluctuations, less or more strict regulation of securities markets and markets having less liquidity and more volatility than domestic markets.

•

IPO Risk – IPO share prices can be volatile and fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, a limited number of shares available for trading, and limited operating history and/or information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk.

•

ETF Risk – ETFs have the risks of the investments they make and that they may not achieve their investment objectives. In addition, ETFs may be less liquid and thus their share values more volatile than the values of the investments they hold. Fund assets invested in ETFs and other mutual funds incur a layering of expenses, including operating costs and advisory fees that you indirectly bear as a shareholder in the Fund.

•

Portfolio Turnover Risk – High portfolio turnover involves correspondingly greater expenses to the Fund, including brokerage commissions and dealer mark-ups and other transaction costs. This may also result in adverse tax consequences for shareholders.

PERFORMANCE

The following performance information provides some indication of the risks of investing in the Fund. The bar chart below illustrates how the Fund’s total returns have varied from year to year. The table below compares the Fund’s average annual total returns for the 1-year, 5-year and 10-year periods with a domestic broad-based market index, a secondary index provided as a bond market measure, and a third index calculated by Rainier and provided as a blend of the equity and bond market. The Fund’s performance before and after taxes is not necessarily an indication

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of how the Fund will perform in the future. Updated performance is available on Rainier’s website at www.rainierfunds.com.

RAINIER BALANCED FUND – INSTITUTIONAL SHARES

CALENDAR-YEAR TOTAL RETURNS (%)

The year-to-date total return as of June 30, 2014 for the Fund was 3.39%.

Best Quarter:	+10.20%	(third quarter, 2009)
Worst Quarter:	-14.26%	(fourth quarter, 2008)

AVERAGE ANNUAL TOTAL RETURNS as of Dec. 31, 2013

	1 Year	5 Years	10 Years
Rainier Balanced Fund
Return before taxes – Institutional Shares	18.69%	11.68%	5.89%
Return after taxes on distributions – Institutional Shares	14.92%	10.32%	4.55%
Return after taxes on distributions and sale of fund shares – Institutional Shares	13.12%	9.32%	4.68%
Return before taxes – Original Shares	18.37%	11.38%	5.62%
S&P 500 Index® (reflects no deduction for fees, expenses or taxes)	32.39%	17.94%	7.41%
Barclays Capital U.S. Intermediate Gov’t/Credit Bond Index (reflects no deduction for fees, expenses or taxes)	-0.86%	3.96%	4.09%
Balanced Index (reflects no deduction for fees, expenses or taxes)	18.15%	12.28%	6.22%

After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The “Return After Taxes on Distributions and Sale of Fund Shares” may be higher than the “Return Before Taxes” or the “Return After Taxes on Distributions” if there is a capital loss upon the redemption of Fund shares, which provides a tax deduction that benefits the investor.

INVESTMENT ADVISER

Rainier Investment Management, LLC

PORTFOLIO MANAGERS

The Fund is team-managed by the Portfolio Managers listed below:

Name	Title	Managed the Fund Since
Mark H. Dawson, CFA	Chief Investment Officer	1996
Michael Emery, CFA	Senior Equity Portfolio Manager	2008
James H. Hentges, CFA	Portfolio Manager	2009
Matthew R. Kennedy, CFA	Director of Fixed Income Management	2008

PURCHASE AND SALE OF FUND SHARES

You may purchase, exchange or redeem Fund shares on any day the New York Stock Exchange (“NYSE”) is open for regular session trading by written request via mail (Rainier Funds, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201-0701 for regular mail, or 615 East Michigan Street, 3rd Floor, Milwaukee, WI 53202 for overnight service), by telephone at 1-800-248-6314 or through a financial intermediary. You may also purchase or redeem Fund shares by wire transfer. The minimum initial investment amounts and subsequent minimum investment amounts for the Fund are shown below:

Class and Type of Account	Minimum Initial Investment	Subsequent Minimum Investment
Original Shares	$2,500	$250
Institutional Shares	$100,000	$1,000

TAX INFORMATION

The Fund’s distributions are taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Tax-deferred accounts may be taxed later upon withdrawal from those accounts.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and shareholder services. These payments may create a conflict of interest by influencing the intermediary or your financial adviser to recommend the Fund over another investment. Ask your financial adviser or visit your intermediary’s website for more information.

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RAINIER FUNDS    July 31, 2014

Summary Prospectus

	Original	Institutional
Rainier Balanced Fund	RIMBX	RAIBX

As with all mutual funds, the Securities and Exchange Commission does not approve or disapprove of these shares or determine whether the information in this Prospectus is truthful or complete. It is a criminal offense for anyone to state otherwise.

RA-RIMBX/RAIBX